UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Aspyra, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aspyra, Inc.

26115-A Mureau Road

Calabasas, CA 91302

April 28, 2006

Dear Shareholder:

We cordially invite you to attend our 2006 Annual Meeting of Shareholders to be held at 10:00 a.m., Pacific Time, on Friday, June 23, 2006, at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302.

Enclosed are the Notice of Annual Meeting, Proxy Statement and a Proxy Card relating to the Annual Meeting which we urge you to read carefully. Also enclosed is the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. If you are a record holder of our common stock at the close of business on April 28, 2006, you are eligible to vote on these matters, either by attending the Annual Meeting in person or by proxy. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, please complete, date, sign, and return the accompanying Proxy Card in the enclosed postage-paid envelope. Properly executed Proxy Cards received by the Company prior to the Annual Meeting will be voted in accordance with the instructions indicated on such cards. Because mail delays occur frequently, it is important that the enclosed Proxy Card be returned well in advance of the Annual Meeting. Submitting the Proxy Card does NOT deprive you of your right to attend the Annual Meeting and vote your shares in person for the matters acted on at the Annual Meeting.

Very truly yours,

Steven M. Besbeck
Chairman of the Board

ASPYRA, INC.

26115-A Mureau Road

Calabasas, CA 91302

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 23, 2006

To the Shareholders of

Aspyra, Inc.

Notice is hereby given that the 2006 Annual Meeting of Shareholders of Aspyra, Inc. (the "Company" or “ASPYRA”) will be held at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302, on Friday, June 23, 2006, at 10:00 a.m. Pacific Time, for the following purposes:

1.             To elect six members of the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

2.             To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

3.             To consider and transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

These proposals are more fully described in the accompanying Proxy Statement, and Financial and other information concerning the Company is contained in the enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. We urge you to read these materials carefully.

Only shareholders of record at the close of business on April 28, 2006, the record date, are entitled to notice of and to vote at the Annual Meeting or any continuation, adjournment or postponement thereof. A list of shareholders eligible to vote at the Annual Meeting will be available for your review during ASPYRA’s regular business hours at its headquarters in Calabasas, California for at least 10 days prior to the Annual Meeting for any purpose related to the Annual Meeting.

The Proxy Statement and the accompanying proxy card are first being mailed to our shareholders on or about May 12, 2006.

Whether or not you plan to attend the Annual Meeting in person, to ensure that your shares are represented at the Annual Meeting, we encourage you to submit your proxy by mail in the enclosed postage-paid envelope. Returning your proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors,

Anahita Villafane
Chief Financial Officer and Secretary

Calabasas, California

April 28, 2006

ASPYRA, INC.

26115-A Mureau Road

Calabasas, California 91302

2006 ANNUAL MEETING OF SHAREHOLDERS

To be Held June 23, 2006

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy card are being sent or given to shareholders of Aspyra, Inc., a California corporation (the "Company" or “ASPYRA”), in connection with the solicitation of proxies by Management on behalf of the Board of Directors of the Company for use at the 2006 Annual Meeting of Shareholders (the "Meeting") to be held on Friday, June 23, 2006, at 10:00 a.m. Pacific Time at the Company's offices at 26115-A Mureau Road, Calabasas, California 91302. The Annual Report on Form 10-KSB to the shareholders of the Company for the fiscal year ended December 31, 2006, including its financial statements and information concerning the Company, is enclosed with this mailing. This Proxy Statement and the accompanying proxy card are first being mailed to our shareholders on or about May 12, 2006.

Method of Voting

Shareholders can vote by proxy or by attending the Annual Meeting and voting in person. A proxy card is enclosed. If you vote by means of the proxy card, the proxy card must be completed, signed and dated by you or your authorized representative. The completed proxy card may be returned in the postage-paid envelope provided or by facsimile to attention Corporate Secretary at (818) 880-4398. Steven M. Besbeck and Anahita Villafane, the designated proxy holders, are members of the Company’s management. If you hold Common Stock in “street name,” you must instruct your broker or nominee as to how to vote such shares.

If a proxy card is properly signed, dated and returned and is not revoked, the shares represented by the proxy card will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy card. If no instructions are indicated on the proxy card, the shares will be voted “FOR” the nominees named herein for election as directors, “FOR” ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006, and in accordance with the recommendations of the Board of Directors upon such other business as may properly come before such meeting or any and all continuations, postponements or adjournments thereof.

Revocation of Proxy

A shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy card, or by attending the Annual Meeting and voting in person. If you have instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions. Subject to any such revocation, all shares represented by properly executed proxy cards will be voted in accordance with the specifications on the enclosed proxy card.

Record Date

April 28, 2006, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. As of the Record Date, there were 8,489,400 shares of the Company’s common stock outstanding and entitled to vote, and there were 324 shareholders of record. There are no outstanding securities of the Company other than the common stock entitled to vote at the Annual Meeting.

Voting Rights

Vote Required; Cumulative Voting. In order to conduct business at the Annual Meeting, a quorum must be present. A majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. We will treat shares of Common Stock represented by a properly signed and returned proxy card, including abstentions and broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the shareholders at the Annual Meeting, subject, in the case of election of directors, to the cumulative voting provisions described below. Pursuant to the requirements of the California Corporations Code and ASPYRA’s Bylaws, the holders of our common stock may cumulate their votes for the election of directors if any shareholder gives notice, at the annual meeting prior to voting, of his or her intention to cumulate his or her votes. Cumulative voting means that each shareholder entitled to vote may cast that number of votes equal to the product of the number of his or her common stock multiplied by the number of directors being elected. Since six directors are being elected at the Annual Meeting, each shareholder may cast a total of six votes per share of common stock for all nominees for director. A shareholder may cast all of his or her votes for a single nominee or may allocate them among two or more nominees. Instructions for allocation may be marked on the proxy card in the space provided opposite each nominee’s name and, if the proxy card is properly marked, the persons acting under the proxy will give notice of the shareholder’s intent to vote cumulatively. Unless a contrary instruction is properly marked on the proxy card, the persons acting under the proxy will cumulatively vote so as to maximize the probability that each nominee will be elected. Election of the director nominees named in this Proxy Statement, requires that the candidates receiving the highest number of votes, up to the number of directors to be elected, be elected. Approval of the ratification of the appointment of BDO Seidman, LLP as ASPYRA’s independent registered public accounting firm for the fiscal year ending December 31, 2006 requires the affirmative vote of holders of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote, so long as a quorum is present.

Abstentions. We will count a properly executed proxy card marked ABSTAIN with respect to a particular proposal as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting with respect to such proposal. Abstentions will have no effect on the outcome of any proposal, but will reduce the number of votes required to approve the proposals.

Broker Non-Votes. If your shares are held by your broker, your broker will vote your shares for you if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. “Broker non-votes” are shares held by a broker or other nominee that are represented at the Annual Meeting, but with respect to which the broker or nominee is not instructed by the beneficial owner of the shares to vote on the particular proposal and the broker does not have discretionary voting power on the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining the number of shares represented and voting with respect to a proposal. Failure to instruct your broker on how to vote your shares on any proposal will have no effect on the outcome of such proposals, assuming that a quorum is present at the Annual Meeting, but will reduce the number of votes required to approve those proposals.

Voting Shares in Person that are Held Through Brokers. If your shares are held of record by your broker, bank or another nominee and you wish to vote those shares in person at the annual meeting, you must obtain from the nominee holding your shares a properly executed legal proxy identifying you as an ASPYRA shareholder, authorizing you to act on behalf of the nominee at the Annual Meeting and identifying the number of shares with respect to which the authorization is granted.

Procedures for Shareholder Nominations

The Company’s Bylaws provide that a shareholder may nominate candidates for the Board of Directors at an Annual Meeting. Shareholders seeking to nominate a candidate for election as director at an Annual Meeting must provide timely advance written notice to our Corporate Secretary. To be timely for the 2006 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by the Corporate Secretary of ASPYRA at our principal executive offices (at 26115-A Mureau Road, Calabasas, California 91302) within a reasonable amount of time prior to the first mailing of the proxy statement. The requesting shareholder should provide sufficient biographical information about the proposed candidate to satisfy the requirements of the Securities and Exchange Commission for inclusion in the proxy statement and to permit the Board of Directors to evaluate the proposed candidate in light of the criteria described under the caption “Nominating Procedures and Criteria.” The request should also provide the full name, address and telephone number of the requesting shareholder and sufficient information to verify that the requesting shareholder is eligible to vote at the Annual Meeting. Additional information and certifications by the requesting shareholder and the proposed candidate may be required before the Board of Directors can make its evaluation.

Other Business

If any other matters are promptly presented for consideration at the Annual Meeting including, among other things, the persons named as proxy holders and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy card would be entitled to vote. At the date this Proxy Statement went to press, we did not anticipate any other matter would be raised at the Annual Meeting.

PRINCIPAL SECURITY HOLDERS

OWNERSHIP OF ASPYRA CAPITAL STOCK

The following table sets forth certain information known to ASPYRA regarding beneficial ownership of ASPYRA's common stock at April 28, 2006 of (i) each present director or nominee for director, (ii) each named executive officer, (iii) all officers and directors as a group, and (iv) each beneficial owner of more than five percent of ASPYRA's common stock. Information as to beneficial owners who are not officers or directors of ASPYRA is based on publicly available information as of the record date.

Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 28, 2006, are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the address of each individual listed below is c/o Aspyra, Inc., 26115-A Mureau Road, Calabasas, California 91302.

	Common Shares Beneficially Owned at April 28, 2006
Name	Number of Shares	Percent of Class
Steven M. Besbeck(1)	328,700	3.9%
James R. Helms(2)	139,300	1.6%
Bruce M. Miller(3)	377,500	4.4%
Lawrence S. Schmid(4)(10)	42,500	*
Robert S. Fogerson, Jr.(5)(11)	49,000	*
Norman R. Cohen(6)	10,000	*
Bradford G. Peters (12)	1,911,075	22.5%
C. Ian Sym-Smith (13)	1,386,279	16.3%
Anahita Villafane(7)	17,500	*
Samuel G. Elliott(8)	13,778	*
William W. Peterson(9)	8,612	*
All officers and Directors as a Group(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)	4,284,244	49.5%
Tebo Capital LLC (14)	1,086,000	12.5%

*              Indicates less than 1.0%

(1) Includes 27,500 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Mr. Besbeck but excludes 12,500 shares of common stock issuable under currently non-exercisable stock options held by Mr. Besbeck.

(2) Includes 27,500 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Mr. Helms but excludes 12,500 shares of common stock issuable under currently non-exercisable stock options held by Mr. Helms.

(3) Includes 27,500 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Mr. Miller but excludes 12,500 shares of common stock issuable under currently non-exercisable stock options held by Mr. Miller.

(4) Includes 27,500 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Mr. Schmid, but excludes 12,500 shares of common stock issuable under currently non-exercisable stock options held by Mr. Schmid.

(5) Includes 27,500 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Mr. Fogerson but excludes 12,500 shares of common stock issuable under currently non-exercisable stock options held by Mr. Fogerson.

(6) Includes 10,000 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Mr. Cohen but excludes 10,000 shares of common stock issuable under currently non-exercisable stock options held by Mr. Cohen.

(7) Includes 12,500 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Ms. Villafane but excludes 7,500 shares of common stock issuable under currently non-exercisable stock options held by Ms. Villafane.

(8) Includes 13,778 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Mr. Elliott but excludes 41,335 shares of common stock issuable under currently non-exercisable stock options held by Mr. Elliott.

(9) Includes 8,612 shares of common stock issuable under currently exercisable stock options and options that may be exercisable within 60 days of April 28, 2006 held by Mr. Peterson but excludes 25,834 shares of common stock issuable under currently non-exercisable stock options held by Mr. Peterson.

(10) Mr. Lawrence Schmid's address is c/o Strategic Directions International, Inc., 6242 Westchester Parkway, Suite 100, Los Angeles, CA 90045.

(11) Mr. Robert Fogerson's address is 2111 Austrian Pine Lane, Minnetonka, MN 55305.

(12) Mr. Bradford G. Peters' address is c/o Blackfin Capital, LLC, 622 Third Avenue, 39th Floor, New York, NY 10017.

(13) Mr. C. Ian Sym-Smith’s address is 485 Devon Park Dr., Wayne, PA 19087.

(14) Tebo Capital LLC’s address is 12516 Alhambra Street, Leawood, KS 66209.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The By-Laws of the Company provide that the Company's Board of Directors shall consist of not less than three nor more than nine Directors, as determined by the Company's Board of Directors, each to hold office for a term of one year and until a successor shall be duly elected and qualified. The present number of Directors constituting the entire Board is six.

A board of six Directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently Directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a Director. The term of office of each person elected as a Director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified. The candidates for the Board of Directors receiving the six highest vote totals will be elected to serve as members of the Board of Directors. There are no family relationships among directors or executive officers of the Company.

Background information concerning each present Director, executive officer and each nominee for the office of Director of the Company is as follows:

Name of Nominee	Age	Director since
Steven M. Besbeck	58	Director of ASPYRA since 1980
Lawrence S. Schmid	64	Director of ASPYRA since 1991
Robert S. Fogerson, Jr.	53	Director of ASPYRA since 1992
Norman R. Cohen	69	Director of ASPYRA since 2003
Bradford G. Peters	38	Director of ASPYRA since November 2005
C. Ian Sym-Smith	76	Director of ASPYRA since November 2005
Anahita Villafane	35	Chief Financial Officer and Secretary
Bruce M. Miller	60	Chief Technology Officer
James R. Helms	61	Chief Operations Officer
William W. Peterson	53	Chief Sales and Marketing Officer
Samuel G. Elliott	52	Chief International Officer

Steven M. Besbeck has served as ASPYRA's president and chief executive officer since June 1983 and a director of ASPYRA since November 1980. He has also served as chairman of the board since November 2005. Mr. Besbeck also served as ASPYRA's chief financial officer from November 1980 to June 2005. Since September 1990, Mr. Besbeck has served as a director of IRIS International, Inc., a clinical diagnostics company. Mr. Besbeck received a B.S. in Finance from the College of Business Administration at California State University of Long Beach.

Lawrence S. Schmid has served as a director of ASPYRA since November 1991. Since November 1990, Mr. Schmid has served as the president and chief executive officer of Strategic Directions International, Inc., a management consulting firm specializing in technology companies. Mr. Schmid received a BSME from General Motors Institute and an M.B.A. from the Graduate School of Management at the University of California Los Angeles.

Robert S. Fogerson, Jr. has served as a director of ASPYRA since May 1992. Since January 1998, Mr. Fogerson has served as the general manager of ViroMED Labcorp, a laboratory providing clinical testing services. Mr. Fogerson had previously served in various capacities at PharmChem Laboratories since 1975. Mr. Fogerson received a B.A. from Stanford University.

Norman R. Cohen has served as a director of ASPYRA since October 2003. Mr. Cohen is a retired attorney. Prior to his retirement in June 2003, Mr. Cohen had been in private practice for more than 40 years, primarily in the areas of corporate and securities law. Mr. Cohen received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an L.L.B from the Law School of the University of Pennsylvania.

C. Ian Sym-Smith has served as a director of ASPYRA since November 2005 and was previously chairman of the board of directors of StorCOMM, Inc. since April 1997 and as a director of StorCOMM, Inc. since February 1996. Mr. Sym-Smith has served as a director of several private and public companies. Mr. Sym-Smith received his B.S. in electrical engineering from the College of Technology in Birmingham, England, and his M.B.A. from the Wharton School of Business.

Bradford G. Peters has served as a director of ASPYRA since November 2005 and was a director of StorCOMM, Inc. since 1999. Since June 1998, Mr. Peters has served as president of Blackfin Capital, LLC, a New York based, privately held investment management company. Prior to founding Blackfin Capital, LLC, Mr. Peters worked for Morgan Stanley as a vice president in the private wealth management group from 1993 to 1998. Since 1999, Mr. Peters has served as a director of Britesmile, Inc., a developer of teeth whitening technology, where he is a member of the audit committee, and chairman of the compensation committee. Before joining Morgan Stanley, Mr. Peters received his M.B.A. in finance from Duke University in 1993.

Anahita Villafane has served as the chief financial officer of ASPYRA since June 2005 and secretary since November 2005. Ms. Villafane also served as ASPYRA’s controller and chief accounting officer from April 2000 to June 2005. Prior to April 2000, Ms. Villafane was an audit manager with BDO Seidman, LLP since 1996. Ms. Villafane received a B.S. in Accounting from California State University at Northridge, and is a Certified Public Accountant.

Bruce M. Miller served as the chief technology officer of ASPYRA since its inception in 1978 and also served as chairman of the board from the Company’s inception until November 2005. Mr. Miller is a graduate of Rutgers University.

James R. Helms has served as the chief operations officer of ASPYRA since October 1982 and secretary from 1983 to November 2005. Mr. Helms also served as a director from 1987 until November 2005. Previously, Mr. Helms was an independent information systems consultant for more than five years.

Samuel G. Elliott has served as Aspyra's chief international officer since November 2005 and chief executive officer of StorCOMM, Inc. since March 1999 until November 2005. He also managing director of Aspyra Technologies Ltd.; a wholly owned subsidiary of ASPYRA organized under the laws of the United Kingdom, since March 1998.  From October 1996 to March 1998, Mr. Elliott served as the sales development manager of Comdisco Healthcare Group U.K., an asset management company and a subsidiary of Comdisco Inc. U.S.A.  Mr. Elliott served as national sales development manager of PPP Lifetime Care plc., a private medical insurance company and a subsidiary of Private Patients Plan Group, from July 1992 to September 1996.

William W. Peterson has served as ASPYRA's chief sales and marketing officer since November 2005. Mr. Peterson joined StorCOMM, Inc. in March 2001 as regional vice president-central and was promoted to senior vice president of sales in May 2001 and chief operating officer in May 2002.  From 1990 to 2000 Mr. Peterson served as vice president, sales, marketing, and operations for Lynn Medical, a distributor of PAC's systems. Prior to that, he was involved in multiple startup companies in the healthcare marketplace.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEE.

Board Meetings and Committees

During the fiscal year ended December 31, 2005, the Board of Directors held a total of five meetings. Each of the current Directors participated in all such meetings, except for C. Ian Sym-Smith and Bradford G. Peters who were elected to the Board on November 21, 2005.

Compensation Committee. The Board of Directors of the Company has established a Compensation Committee for the purpose of reviewing and making recommendations concerning compensation plans and salaries of officers and other key personnel. The Compensation Committee, as an ongoing responsibility, periodically reviews industry related surveys of other companies similar in size and complexity to the Company to determine reasonable salary ranges and incentive compensation for its managers and key employees. The members of the Compensation Committee are Lawrence S. Schmid, Robert S. Fogerson, Jr., and C. Ian Sym-Smith. All members of the Compensation Committee are independent. The Compensation Committee met twice during the fiscal year ended December 31, 2005.

Audit Committee. The Board of Directors of the Company has also established an Audit Committee for the purpose of meeting with the Company's independent registered public accounting Firm and to review the scope of the audit, internal accounting controls, any change in accounting principles, significant audit adjustments, audit disclosures and related matters. The members of the Audit Committee are Lawrence S. Schmid, Norman R. Cohen, and Bradford G. Peters. The Board has determined that Mr. Schmid qualifies as an “audit committee financial expert” as defined under the rules of the SEC. The Board has determined that all three members of the Audit Committee are "independent" as that term is defined by Rule 10A-3 under the Securities Exchange Act of 1934 and by the listing standards of the American Stock Exchange for small business filers under the Securities and Exchange Commission Regulation S-B.

The Audit Committee met five times during the fiscal year ended December 31, 2005. The Board initially adopted a charter for the Audit Committee in March 2000, and later amended the charter in June 2000. The Audit Committee recommends engagement of BDO Seidman, LLP as the Company's independent registered public accounting firm.

The Company does not have a nominating committee or committee performing similar functions. The Company's entire Board of Directors participates in the nomination of directors. It is the view of the Board of Directors that it is appropriate for the Company not to have a nominating committee because the Company is not required to have a nominating committee and the Board of Directors believe it appropriately addresses nominating procedures by actions of the independent members of the Board of Directors.

Nominating Procedures and Criteria

The entire Board of Directors considers and approves nominees for election to the Board of Directors. In addition to the candidates proposed by the Board of Directors, the Board of Directors considers candidates for director suggested by shareholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described under “Shareholder Proposals.” Shareholder nominations that meet the criteria outlined below will receive the same consideration that the Board of Director's nominees receive.

Essential criteria for all candidates considered by the Board of Directors include the following: integrity and ethical behavior, maturity, management experience and expertise, independence and diversity of thought and broad business or professional experience, with an understanding of business and financial affairs, and the complexities of business organizations.

In evaluating candidates for certain Board positions, the Board of Directors evaluates additional criteria, including the following: financial or accounting expertise; industry expertise; marketing, business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

In selecting nominees for the Board of Directors, the Board of Directors evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate’s ability to contribute to the success of the Company.

The Board of Directors’ nominees for the Annual Meeting have been recommended by the full Board of Directors.

Shareholders did not propose any candidates for election at the Annual Meeting.

Shareholder Communications with Directors

You may communicate with each of the chairman of our compensation and nominating committees, or with our independent directors as a group by writing to such persons c/o Aspyra, Inc., 26115-A Mureau Road, Calabasas, California 91302, Attention Board of Directors.

Each communication should also specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a shareholder communication that we determine to be primarily commercial in nature or that relates to an improper or irrelevant topic, or that requests general information about the Company. Additionally, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumés and other forms of job inquiries; and surveys. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any outside director upon request.

Board Attendance at the Annual Meeting

All of our directors are expected to attend the Annual Meeting to facilitate shareholder communication.

Executive Compensation

The following table shows the compensation paid over the past three fiscal years ended December 31, 2005, August 31, 2004 and 2003 with respect to: (i) the Company’s Chief Executive Officer during the 2005 fiscal year and (ii) the three other most highly compensated executive officers (in terms of salary and bonus) serving at the end of the 2005 fiscal year whose annual salary and bonus exceeded $100,000.

					Long Term Compensation
		Annual Compensation			Awards		Payouts

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)

Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compen sation	Restricted Stock Award(s) ($)	Securities Underlying Options/ SAR’s (#)	LTIP Payouts ($)	All Other Compensation

Steven M. Besbeck	2005	213,941	0	0	0	10,000	0	6,120
President, CEO	2004	192,886	0	0	0	10,000	0	5,156
	2003	198,159	0	0	0	10,000	0	5,288

Bruce M. Miller	2005	206,968	0	0	0	10,000	0	10,935
CTO	2004	187,847	0	0	0	10,000	0	9,000
	2003	191,107	0	0	0	10,000	0	8,994

James R. Helms	2005	165,099	0	0	0	10,000	0	14,165
COO	2004	141,972	0	0	0	10,000	0	11,465
	2003	136,661	0	0	0	10,000	0	11,418

Anahita Villafane	2005	110,835	0	0	0	10,000	0	5,157
CFO

Employment Agreements

Messrs Steven M. Besbeck and Bruce Miller are employed by ASPYRA on a month-to-month basis pursuant to the terms of their employment agreements. Each agreement provides for a base salary at an annual rate of $196,902 for Mr. Besbeck and $191,757 for Mr. Miller, and authorizes the payment of other fringe benefits and bonuses made available by ASPYRA to its senior executives. The persons referred to above also received insurance benefits which were paid for by ASPYRA and employer contributions to their 401(k) plan accounts as provided for in ASPYRA's 401(k) profit sharing plan. These amounts, including amounts accrued and unconditionally vested under the 401(k) plan, are reflected in the table above.

Samuel G. Elliott and William W. Peterson who are the chief international officer and the chief sales, marketing and product management officer, respectively have entered into new employment agreements with ASPYRA that became effective upon the closing of the merger on November 22, 2005. The employment agreements will continue for 24 months. Either ASPYRA or the executives may terminate the employment agreements at any time for any reason. A summary of the material terms of the employment agreements with ASPYRA follows:

Title and Salary.  Mr. Elliott will serve as the chief international officer and will receive an annual base salary of $180,000 per year and Mr. Peterson will serve as the chief sales, marketing and product management officer and will receive an annual base salary of $150,000 per year.

Annual Bonus.   The compensation committee of ASPYRA is responsible for administering a management incentive bonus plan that is predicated on the pre-tax profitability of the overall company. Bonus pool funds will be allocated according to two criteria. 50% of the pool should be awarded to the participants according to salary percentage. The remaining 50% will be allocated according to the accomplishment of individual goals set for each plan participant.

Benefits.   Messrs. Elliott and Peterson will participate in ASPYRA’s employee benefits plans and programs.

Option Grant.   The Compensation Committee of ASPYRA is responsible for administering the company’s Equity Incentive Plan and such grants under the plan are at the discretion of the committee.

Severance Benefits.   If Messrs. Elliott or Peterson are terminated for death or disability, for “cause,” or if the executive terminates his employment other than for “good reason,” ASPYRA will pay all accrued and unpaid salary and bonus to the executive (or his beneficiaries in the case of death), as well as provide any accrued benefits and any benefits required to be provided by law. The executive (or his beneficiaries in the case of death) will also be allowed to exercise all vested unexercised stock options and warrants outstanding at the termination date in accordance with terms of the instruments governing the options or warrants. If Mr. Elliott or Mr. Peterson is terminated without cause or terminates his employment for good reason, the executive will receive the same benefits as he would have received for any other type of termination as described above. In addition, he will be entitled to severance pay for a period of 6 months, commencing on the 30th day following the termination date, equal to his monthly base salary in effect immediately prior to the termination. For purposes of the employment agreements, “cause” means any willful breach of duty by the executive in the course of his employment, continued violation of ASPYRA’s policies after notice, violation of ASPYRA’s insider trading policies, conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, engaging in activities which materially defame ASPYRA, engaging in conduct which is materially injurious to ASPYRA, or the executive’s gross negligence or continued failure of his duties. In addition, “good reason” means the occurrence of ASPYRA’s material and uncured breach of the employment agreement, or, in the event of a change in control of ASPYRA, a reduction of total compensation, benefits, and perquisites, relocation greater than 50 miles, or material change in position or duties.

On February 7, 2005, ASPYRA entered into Change in Control Agreements with Mr. Besbeck, Mr. Miller, and James R. Helms, chief operations officer of ASPYRA. Each agreement provides that upon a change in control of ASPYRA, if the employee is not offered full-time employment in a similar capacity as he had before the change in control, or if the employee is terminated without cause or resigns for good reason within one year of the change in control, then the employee will be entitled to 24 months of salary, bonus incentives for the year of termination, all accrued and unpaid salary, vacation pay and expense reimbursements, a pro rata share of any accrued incentive bonus based upon actual performance for the year of termination.  In addition, for 24 months after termination, the employee may participate in any health and welfare benefit plans, with ASPYRA continuing to pay its share of the premiums.  Each agreement supersedes any other severance pay in any agreement between the employee and ASPYRA or in any policy of ASPYRA.  Each agreement will be effective as of January 28, 2003, the date upon which the agreements were authorized by ASPYRA’s compensation committee.  Each agreement will terminate upon the first to occur of (i) termination of employment prior to a change in control; (ii) 36 months from the date of a change in control, or (c) December 31, 2007.

ASPYRA has adopted a profit sharing plan pursuant to which income tax is deferred on amounts contributed by employees under Section 401(k) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.  All employees, over the age of 21, are eligible to participate in the plan after the completion of six months of service.  ASPYRA contributes, on a matching basis, 25% of the employee’s contribution up to 4%.  ASPYRA’s contribution becomes vested at the rate of 20% for each full year of employment.  Both the employee and ASPYRA contributions are subject to aggregate annual limits under the Code.

Compensation of Directors

Directors who are not officers or employees of the Company receive an annual retainer of $3,000 and a grant of 10,000 non-qualified stock options upon their election or reelection to the board. In addition, independent directors are paid fees of $2,000 per meeting and are reimbursed for their reasonable expenses for attending such meetings. At present, there are five independent directors, Lawrence S. Schmid, Robert S. Fogerson, Jr., Norman R. Cohen, C. Ian Sym-Smith, and Bradford G. Peters, who are not officers and/or employees of the Company.

STOCK OPTION PLANS

2005 EQUITY INCENTIVE PLAN

The 2005 Equity Incentive Plan was adopted by the Board on August 2, 2005 and approved by shareholders at the annual meeting held on November 21, 2005. The 2005 Plan replaced the former 1997 Stock option plan and incorporated 290,575 remaining unissued options into the new plan. The 2005 plan allows for various types of equity-based awards that were not provided for under the previously existing shareholder-approved equity compensation plan. Recent changes in the accounting treatment for stock options are expected to make the use of these additional types of awards more attractive in the future.

Summary of the 2005 Equity Incentive Plan

Eligible Participants. Awards under the 2005 Plan may be granted to any of our employees, directors or consultants or those of our affiliates. As of March 31, 2006, there were approximately 105 full-time employees and 5 non-employee directors who would be eligible to participate. An incentive stock option may be granted under the 2005 Plan only to a person who, at the time of the grant, is an employee of us or a related corporation.

Number of Shares of Common Stock Available Under the 2005 Plan. Under the Plan, the Company may award to eligible participants the following kinds of equity-based compensation, collectively referred to as “Awards”: stock options– both incentive stock options (ISO) and non-statutory stock options; stock awards – both restricted stock awards and restricted stock unit awards; stock appreciation rights; and cash awards. Up to 1,290,875 shares of common stock may be available under the Plan. The maximum aggregate number of shares that may be issued under the Plan through the exercise of ISOs is also 1,290,875. The exercise price cannot be less than 100% of the fair market value of common stock on the date the option is granted..

Administration of the Plan. The 2005 Plan is administered by the Board or a committee of the Board, which we refer to as the Committee. Our Board has appointed our Compensation Committee as the Committee referred to in the 2005 Plan. In the case of awards intended to qualify as "performance-based-compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, the Committee will consist of two or more "outside directors" within the meaning of Section 162(m) of the Code. The administrator has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award transfer program, whereby awards may be transferred to a financial institution or other person or entity selected by the administrator, and an exchange program whereby outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms). Except to the extent prohibited by any applicable law, the Committee may delegate to one or more individuals the day-to-day administration of the 2005 Plan.

Award Types

Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The exercise price of options granted under the 2005 Plan must be at least equal to the fair market value of our common stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

Unless the administrator determines to use another method, the fair market value of our common stock on the date of grant will be determined as the closing price for our common stock on the date the option is granted (or if no sales are reported that day, the last preceding day on which a sale occurred), using a reporting source selected by the administrator. The administrator determines the acceptable form of consideration for exercising an option, including the method of payment, either through the terms of the option agreement or at the time of exercise of an option.

An option granted under the 2005 Plan generally cannot be exercised until it becomes vested. The administrator establishes the vesting schedule of each option at the time of grant and the option will expire at the times established by the administrator. After termination of the service of one of our employees, directors or consultants, he or she may exercise his or her option for the period of time stated in the option agreement, to the extent the option is vested on the date of termination. If termination is due to death or disability, the option generally will remain exercisable for 12 months following such termination. In all other cases, the option generally will remain exercisable for three months. However, an option may never be exercised later than the expiration of its term. The term of any stock option may not exceed ten years, except that with respect to any participant who owns 10% or more of the voting power of all classes of our outstanding capital stock, the term for incentive stock options must not exceed five years.

Stock Awards. Stock awards are awards or issuances of shares of our common stock that vest in accordance with terms and conditions established by the administrator. Stock awards include stock units, which are bookkeeping entries representing an amount equivalent to the fair market value of a share of common stock, payable in cash, property or other shares of stock. The administrator may determine the number of shares to be granted and impose whatever conditions to vesting it determines to be appropriate, including performance criteria and level of achievement versus the criteria that the administrator determines. The criteria may be based on financial performance, personal performance evaluations and completion of service by the participant. Unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase of the unvested portion of such shares at the original price paid by the participant, which we may exercise upon the voluntary or involuntary termination of the awardee’s service with us for any reason, including death or disability.

In the case of stock awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the measures established by the administrator must be qualifying performance criteria. Qualifying performance criteria include any of the following performance criteria, individually or in combination:

•                  cash flow

•                  earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings)

•                  earnings per share

•                  growth in earnings or earnings per share

•                  stock price

•                  return on equity or average shareholders’ equity

•                  total shareholder return

•                  return on capital

•                  return on assets or net assets

•                  return on investment

•                  revenue

•                  income or net income

•                  operating income or net operating income

•                  operating profit or net operating profit

•                  operating margin

•                  return on operating revenue

•                  market share

•                  contract awards or backlog

•                  overhead or other expense reduction

•                  growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index

•                  credit rating

•                  strategic plan development and implementation

•                  improvement in workforce diversity

•                  EBITDA

•                  any other similar criteria

Qualifying performance criteria may be applied either to us as a whole or to a business unit, affiliate or business segment, individually or in any combination. Qualifying performance criteria may be measured either annually or cumulatively over a period of years, and may be measured on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the administrator in writing in the award.

Stock Appreciation Rights. A stock appreciation right is the right to receive the appreciation in the fair market value of our common stock in an amount equal to the difference between (a) the fair market value of a share of our common stock on the date of exercise, and (b) the exercise price. This amount will be paid in shares of our common stock with equivalent value. The exercise price must be at least equal to the fair market value of our common stock on the date of grant. Subject to these limitations, the administrator determines the exercise price, term, vesting schedule and other terms and conditions of stock appreciation rights; however, stock appreciation rights terminate under the same rules that apply to stock options.

Cash Awards. Cash awards are awards that confer upon the participant the opportunity to earn future cash payments tied to the level of achievement with respect to one or more performance criteria established by the administrator for a performance period. The administrator will establish the performance criteria and level of achievement versus these criteria, which will determine the target and the minimum and maximum amount payable under a cash award. The criteria may be based on financial performance and/or personal performance evaluations. In the case of cash awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the measures established by the administrator must be specified in writing.

Transferability of Awards. Unless the administrator determines otherwise, the 2005 Plan does not allow for the transfer of awards other than by beneficiary designation, will or by the laws of descent or distribution and only the participant may exercise an award during his or her lifetime.

Adjustments upon Merger or Change in Control. The 2005 Plan provides that in the event of a merger with or into another corporation or our "change in control," including the sale of all or substantially all of our assets, and certain other events, our Board or the Committee may, in its discretion, provide for the assumption or substitution of, or adjustment to, each outstanding award, accelerate the vesting of options and stock appreciation rights, and terminate any restrictions on stock awards or cash awards or provide for the cancellation of awards in exchange for a cash payment to the participant.

Amendment and Termination of the 2005 Plan. The administrator has the authority to amend, alter or discontinue the 2005 Plan, subject to the approval of the shareholders to the extent required by applicable laws, and no amendment will impair the rights of any award, unless mutually agreed to between the participant and the administrator.

Amendment and Termination

The administrator may amend the 2005 Plan at any time or from time to time or may terminate it, but any such amendment shall be subject to the approval of the shareholders in the manner and to the extent required by applicable law, rules or regulations. However, no action by the administrator or the shareholders may alter or impair any option or other type of award under the 2005 Plan, unless mutually agreed otherwise between the holder of the award and the administrator. The 2005 Plan will continue in effect for a term of ten years, unless terminated earlier in accordance with the provisions of the 2005 Plan. As of April 28, 2006 398,078 incentive stock options and 123,592 non-qualified option were granted and outstanding.

The following table sets forth information as to stock options granted under the 2005 Stock Option Plan for the fiscal year ended December 31, 2005 to each executive officer whose aggregate remuneration is set forth above.

Options/SAR Grants In Last Fiscal Year

Individual Grants

(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

Bruce M. Miller	10,000	17%	2.65	12/08
Steven M. Besbeck	10,000	17%	2.65	12/08
James R. Helms	10,000	17%	2.65	12/08
Anahita Villafane	10,000	17%	2.65	12/08

The following table sets forth information as to stock options granted under the 1997 Stock Option Plan, and the net value received from the exercise of options (market value of stock on the date of exercise, less the exercise price) by each executive officer whose aggregate remuneration is set forth above.

Aggregated Option/SAR Exercises in Last Fiscal Year

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In- the-Money Options/SARs at FY-End ($) Exercisable/Unexercisable

Bruce M. Miller	40,000	$43,600	20,000/ 20,000	19,375/ 15,025
Steven M. Besbeck	40,000	$40,000	20,000/ 20,000	19,750/ 16,150
James R. Helms	40,000	$50,000	20,000/ 20,000	21,075/ 17,125
Anahita Villafane	2,000	$2, 500	10,000/ 10,000	4,750/ 4,750

1997 Stock Option Plan

The Company’s 1997 Stock Option Plan was administered by the Board of Directors of the Company or a Committee of not less than two members thereof, which had the authority to determine the persons to whom the options may be granted, the number of shares to be covered by each option, the time or times at which the options may be granted or exercised and, for the most part, the terms and provisions of the options. The Board of Directors discontinued the 1997 Plan at the time the shareholders approved the 2005 Equity Incentive Plan.

The 1997 Plan permitted the grant of both incentive stock options ("ISOs") qualifying under section 422 of the Internal Revenue Code ("Code") and non-qualified stock options ("NSOs"), which do not so qualify. Under the 1997 Plan, the option exercise price of ISOs could not be less than 100% (or 110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of the Common Shares on the date of grant. The option exercise price of NSOs could not be less than 85% of the fair market value of the Common Shares on the date of grant. No option under the 1997 Plan could be exercised more than ten years from the date of grant except that options granted to optionees owning 10% or more of the outstanding voting securities of the Company may not be exercised more than five years from the date of grant.

The 1997 Plan was intended to offer a proprietary interest in the Company to "Key Employees" and "Key Contractors" contributing to the Company's success and, by increasing their proprietary interest, to encourage them to remain in the employ and service of the Company, to assist the Company in competing effectively for the services of new employees and to attract and retain the best available persons as directors of the Company. "Key Employees" are defined as persons, including officers and directors, employed by the Company, or any parent or subsidiary of the Company, on a compensable basis who hold positions of responsibility with the Company or a parent or subsidiary. "Key Contractors" are defined as persons (including officers whether or not they are also directors) employed by the Company or any parent or subsidiary of the Company to render services (including services solely as a member of the Board of Directors) to or on behalf of the Company or any parent or subsidiary of the Company.

No options may be exercised within 12 months after the date of grant and must be exercisable at the rate of at least 20% per year over 5 years from the date of grant; however, options granted to directors will be exercisable at the rate of 25% per year in each of the second, third, fourth and fifth years from the date of grant on a cumulative basis.

The 1997 Plan provided for the granting of ISOs to purchase a maximum of 500,000 Common Shares and for the granting of NSOs to purchase a maximum of 300,000 Common Shares.

The aggregate number of shares subject to options, the maximum number of shares which may be purchased, and the number of shares and the exercise price for shares covered by outstanding options will be adjusted appropriately upon a stock split or reverse split of the issued Common Shares, the payment of a stock dividend, or the re-capitalization, combination or reclassification, or other increase or decrease in Common Shares.

Stock options granted under the 1997 Plan may not be transferred except by will or according to the laws of descent and distribution. During the lifetime of the optionee, stock options may be exercised only by the optionee or by his or her guardian or legal representative.

The 1997 Plan provides that if an optionee's employment with the Company is terminated because of disability or death, no ISOs held by the optionee shall be exercisable later than 12 months after the date of termination. Upon the death of an optionee, all options held or the unexercised portion thereof exercisable on the date of death are exercisable by the optionee's personal representative, heirs or legatees at any time prior to the expiration of 12 months from the date of death. An optionee holding ISOs, whose employment with the Company terminates other than by disability or death must exercise the ISOs within 90 days after such termination.

The 1997 Plan provided that if an optionee terminates employment with the Company because of retirement with the consent of the Company, all NSOs held by the optionee, or unexercised portions thereof, expire on the date of retirement except for NSOs or unexercised portions thereof which were otherwise exercisable on the date of retirement, which expire unless exercised within 90 days after the date of retirement. An optionee whose employment with the Company or service as a director of the Company is terminated for any reason other than those described above must exercise NSOs within 210 days after such termination of employment or service, as the case may be.

The 1997 Plan provided that no options shall be granted thereunder after April 25, 2007. If options granted under the 1997 Plan expire for any reason or are canceled or terminated prior to April 25, 2007, the Common Shares allocable to any unexercised portion of such option may again be subject to an option.

As of April 28, 2006 140,000 incentive stock options and 70,000 non-qualified option were outstanding under the 1997 plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and other rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,290,575	$2.17	768,905
Equity compensation plans not approved by security holders	none		None
Total	1,290,575	$2.17	768,905

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Directors and Executive Officers

On November 22, 2005, the Company completed its merger with StorCOMM, Inc., pursuant to the terms of the Agreement and Plan of Reorganization, dated August 16, 2005 (referred to in this Proxy Statement as the merger agreement). Bradford G. Peters and C. Ian Sym-Smith, who were members of the StorCOMM board, now serve as members of ASPYRA's Board of Directors and Samuel G. Elliott and William W. Peterson, who were members of the StorCOMM management, now serve as the chief international officer and the chief sales, marketing and product management officer, respectively, of ASPYRA. As a result of the merger, every 100 shares of StorCOMM common stock outstanding at the time of the merger was converted into the right to receive 2.4728 shares of ASPYRA common stock. In exchange for their shares of StorCOMM common stock, Messrs. Peters and Sym-Smith received 1,906,075 and 1,381,164 shares of ASPYRA common stock, respectively.

Indemnification; Directors’ and Officers’ Insurance

Under the terms of the merger agreement, ASPYRA agreed that it will indemnify and hold harmless, and provide advancement of expenses to, all past and present directors, officers and employees of StorCOMM and its subsidiaries, including Messrs. Peters, Sym-Smith, Elliott and Peterson, to the same extent these directors, officers and employees were indemnified or had the right to advancement of expenses as of the date of the merger agreement by StorCOMM pursuant to StorCOMM’s certificate of incorporation, by-laws and indemnification agreements, in existence on the date of the merger agreement with any of the directors, officers and employees of StorCOMM and its subsidiaries for acts or omissions occurring at or prior to the date of the merger, including for acts or omissions occurring in connection with the approval of the merger agreement and the consummation of the merger.

Sections 204(a)(10), 204(a)(11), 204.5 and 317 of the California General Corporation Law ("CGCL") permit a corporation to indemnify its directors, officers, employees and other agents in terms sufficiently broad to permit indemnification (including reimbursement for expenses) under certain circumstances for liabilities arising under the Securities Act of 1933. The Company's Articles of Incorporation provide that the liability of directors for monetary damages shall be eliminated to the fullest extent permitted under California law. In addition, ASPYRA's Articles of Incorporation provide that ASPYRA is authorized to provide indemnification of agents, including directors, officers, employees and other agents (as defined in Section 317 of the CGCL) for breach of duty to ASPYRA and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the CGCL, subject only to the applicable limits set forth in Section 204 of the CGCL.

ASPYRA's Bylaws provide that, to the maximum extent permitted by the CGCL, ASPYRA may indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person was an agent of ASPYRA, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding. ASPYRA may advance expenses incurred in defending any proceeding prior to the final disposition of such proceeding to the maximum extent permitted by the CGCL.

The above discussion of the CGCL and ASPYRA's Articles of Incorporation and Bylaws is not intended to be exhaustive and is qualified in its entirety by such statutes, Articles of Incorporation and Bylaws.

Indemnification for liabilities arising under the Securities Act may be permitted to ASPYRA’s directors, officers and controlling persons under the foregoing provisions, or otherwise. ASPYRA has been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Section 317(i) of the CGCL further provides that a corporation may purchase and maintain insurance on behalf of any agent, including any director, officer, employee or other agent of the corporation. ASPYRA’s bylaws permit ASPYRA to secure insurance on behalf of any officer, director, employee or other agent of ASPYRA. ASPYRA has obtained policies of insurance under which, subject to the limitations of such policies, coverage is provided to ASPYRA’s directors and officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or officer.

ASPYRA has entered into agreements to indemnify its directors and executive officers in addition to the indemnification provided for in its Articles of Incorporation and Bylaws. These agreements, among other things, provide for indemnification of ASPYRA’s directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any of these people in any action or proceeding arising out of his or her services as a director or executive officer or at ASPYRA's request. ASPYRA believes that these provisions and agreements are necessary to attract and retain qualified people as directors and executive officers.

Section 16(a) Beneficial Ownership reporting COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange (AMEX) reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of three directors, each of whom meets the independence and experience requirements under the AMEX rules and the independence requirements of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process including its system of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented in conformity with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the management and the independent registered public accounting firm the audited financial statements that have been included in our Annual Report on Form 10-KSB for the year ended December 31, 2005.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has reviewed with the independent registered public accounting firm their independence from the Company and its management including the written disclosure and the letter provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based upon the Audit Committee's review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-KSB for the 2005 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has recommended the selection of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2006, subject to approval by the shareholders at the Annual Meeting.

SUBMITTED BY THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

Lawrence S. Schmid

Norman R. Cohen

Bradford G. Peters

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF BDO SEIDMAN, LLP

The Audit Committee of the Board of Directors has selected BDO Seidman, LLP, independent registered public accounting firm, to serve as the Company's auditors for the fiscal year ending December 31, 2006. BDO Seidman, LLP has served as the Company's independent registered public accounting firm for its last twelve fiscal years.

A representative of BDO Seidman, LLP is expected to be available at the meeting of shareholders to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so. The Board of Directors recommends the ratification of its selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

The affirmative vote of holders of a majority of the shares of APYRA'S common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to approve the proposal to ratify the appointment of BDO Seidman, LLP as ASPYRA’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Audit Fees

The aggregate fees billed for fiscal years 2005 and 2004 for each of the following categories of services are as follows, all of which was attributable to BDO Seidman, LLP:

	2005	2004
Audit fees (1)	274,088	92,656
Audit-related fees (2)	3,520	2,786
Tax fees (3)	—	—
All other fees (4)	—	—
Total	$277,608	$95,442

The categories in the above table have the definitions assigned under Item 9 of Schedule 14A promulgated under the Securities Exchange Act of 1934, and with respect to ASPYRA’s 2005 and 2004 fiscal years, these categories include in particular the following components:

(1)   “Audit fees” includes fees for audit services principally related to the year-end examination and the quarterly reviews of ASPYRA’s consolidated financial statements, consultation on matters that arise during a review or audit, and SEC filings.

(2)   “Audit related fees” includes fees, which are for services related to the proxy and annual shareholders meeting.

(3)   “Tax fees” includes fees for tax compliance and advice.

(4)   “All other fees” includes fees for training on the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

An accounting firm other than BDO Seidman, LLP provides the majority of ASPYRA’s tax services.

Audit Committee Pre-Approval Policy

The audit committee’s policy is to pre-approve all audit and non-audit services, and the related fees, provided to ASPYRA by its Independent Registered Public Accounting Firm, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible under the Exchange Act or the rules of the Securities and Exchange Commission. Accordingly, all of the services relating to the fees described in the table above were approved by the audit committee.

All Other Fees

The only other services provided during the fiscal year by BDO Seidman, LLP, which amounted to $3,520, was for other audit related services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS ASPYRA'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings.

SEC rules provide that any shareholder proposal to be included in the proxy statement for the Company's 2007 Annual Meeting must be received by the Company at its principal executive offices prior to July 1, 2006, in a form that complies with applicable regulations. If the date of the 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2007 Annual Meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2007 Annual Meeting. Upon any determination that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-QSB.

SEC rules also govern a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to the Company prior to July 1, 2006, the proxies solicited by the Board for the 2007 Annual Meeting will confer authority on the proxyholders to vote the shares in accordance with the recommendations of the Board if the proposal is presented at the 2007 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, then the shareholder proposal must not have been submitted to the Company within a reasonable time before the Company mails the proxy statement for the 2007 Annual Meeting.

Shareholder nominations for the 2007 Annual Meeting must be submitted in accordance with the procedures described under the caption "Procedures for Shareholder Nominations."

AVAILABILITY OF REPORT ON FORM 10-KSB

The Company has filed with the Securities and Exchange Commission and with the American Stock Exchange, Inc., an Annual Report on Form 10-KSB under the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The Annual report on Form 10-KSB is available on the Company’s website at www.aspyra.com or on the website maintained by the SEC at www.sec.gov. Upon written request, the Company will furnish any shareholder a copy of the Annual Report on Form 10-KSB including the financial statements and schedules, without charge. Any such written request may be addressed to: Corporate Secretary of the Company at 26115-A Mureau Road, Calabasas, California, 91302.

MISCELLANEOUS

This solicitation is made on behalf of the Board of Directors of the Company, and its cost (including preparing and mailing of the notice, this Proxy Statement and the form of proxy) will be paid by the Company. The Company will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to their principals and will reimburse them for their reasonable expenses in so doing. To the extent necessary in order to assure sufficient representation at the Meeting, officers and regular employees of the Company may solicit the return of proxies by mail, telephone, telegram and personal interview. No compensation in addition to regular salary and benefits will be paid to any such officer or regular employee for such solicitation.

Where information contained in this Proxy Statement rests peculiarly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

By Order of the Board of Directors,

Anahita Villafane
Chief Financial Officer and Secretary

ASPYRA, INC

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Aspyra, Inc., a California corporation, hereby appoints STEVEN M. BESBECK and ANAHITA VILLAFANE, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Aspyra, Inc. Common Shares held of record on April 25, 2006 by the undersigned at the Annual Meeting of Shareholders to be held on June 23, 2006 or any adjournment or postponement thereof as follows on the reverse side of this proxy card:

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

ASPYRA, INC.

June 23, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:			2.	To ratify the appointment of BDO Seidman, LLP Aspyra’s CCA’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	Steven M. Besbeck
		Lawrence S. Schmid	3.	In their discretion, the Proxyholders are authorized to transact such other business as may properly come before the Annual Meeting or any continuation, postponements or adjournments thereof.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Robert S. Fogerson, Jr.
Norman R. Cohen
Bradford G. Peters
☐	FOR ALL EXCEPT (See instructions below)	C. Ian Sym-Smith

The Board of Directors recommends a vote “For” the election of each of the nomineeS and “For” ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal 2006. All proposals to be acted upon are proposals of the Board of Directors. If any other business is property presented at the Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional Proxies in favor of the recommendations of the Board of Directors, this Proxy shall be voted by the Proxyholders in accordance with the recommendations of a majority of the Board of Directors. At the date the Proxy Statement went to press, we did not anticipate any other matters would be raised at the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

WILL ATTEND

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		☐		If you plan to attend the Annual Meeting, please mark the WILL ATTEND box		☐
.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.